COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES

NOTE 16 – COMMITMENTS AND CONTINGENCIES

Lease Commitments

The Company leases certain facilities under long-term, non-cancelable leases and month to month leases. These leases are accounted for as operating leases. Rent expense for continuing operations amounted to $1,763, $969 and $611 for the years ended December 31, 2011, 2010 and 2009, respectively.

Future minimum payments for continuing operations under long-term, non-cancelable leases as of December 31, 2011, are as follows:

Year Ending December 31,	Future Minimum Payments
2012	$994
2013	1,061
2014	309
2015	13
2016	1
Total	$2,378

Legal Proceedings

The staff of the SEC is conducting a non-public investigation relating to the Company and, in this regard, the Company and our officers have received subpoenas for information.  Furthermore, on January 6, 2012 we announced that we received a Wells Notice from the staff of the SEC, which we responded to.  The Company has cooperated, and will continue to fully cooperate, with the SEC regarding this matter, including voluntarily providing information beyond that formally requested by the SEC staff, in an effort to assist in an expeditious conclusion of the staff’s investigation. The Company does not believe the outcome of this investigation will have a material adverse effect on the Company. However, the Company is unable at this time to predict the outcome of this investigation or whether the Company will incur any liability associated with the investigation, or to estimate the effect such outcome would have on the consolidated financial statements.

In the opinion of management, there are no material claims assessments or litigation pending against the Company.